Exhibit 10.28

TIME SHARING AGREEMENT

This Time Sharing Agreement (this “Agreement”) is made and entered into as of October 2, 2006 among ROSEMONT PROJECT MANAGEMENT, L.L.C., a Delaware limited liability company (the “Owner”) and the following parties (each individually a “Lessee” and collectively the “Lessees”): MARMON HOLDINGS, INC., a Delaware corporation, GLOBAL HYATT CORPORATION, a Delaware corporation, PRITZKER REALTY GROUP, L.P., a Delaware limited partnership, TRANS UNION CORP., a Delaware corporation, CC-DEVELOPMENT GROUP, INC., a Delaware corporation, H GROUP HOLDING, INC., a Delaware corporation, THE PRITZKER ORGANIZATION, L.L.C, a Delaware limited liability company, INTERNATIONAL FINANCIAL ADVISORS, INC., an Illinois corporation, U.S. FINANCIAL ADVISORS, INC., an Illinois corporation, DIVERSIFIED FINANCIAL MANAGEMENT CORP., a Delaware corporation, and Karl J. Breyer, Marshall E. Eisenberg, and Thomas J. Pritzker, not individually but as Co-Trustees of each of the trusts described on the attached Schedule A.

W I T N E S S E T H:

WHEREAS, Owner is the registered owner of that certain Daussault-Breguet Falcon 900EX aircraft bearing the United States Registration Number N312P (the “Aircraft”);

WHEREAS, Owner contracts to provide a fully qualified flight crew to operate the Aircraft (the “Flight Crew”); and

WHEREAS, from time to time, each Lessee desires to lease the Aircraft and the Flight Crew from Owner on a time sharing basis as defined in Section 91.501(c)(1) of the Federal Aviation Regulations (the “FAR”).

NOW THEREFORE, Owner and Lessees, declaring their intention to enter into and be bound by this Agreement, and for the good and valuable consideration set forth below, hereby covenant and agree as follows:

1. Term; Lease. This Agreement shall become effective as of October 2, 2006 (the “Effective Date”) and shall continue in effect until Owner delivers to the Lessees at least 45 days prior written notice of termination of this Agreement. Each Lessee may terminate its participation in this Agreement by delivering written notice to the other Lessees and Owner at least 45 days prior to the effective date of such termination. From and after the Effective Date until the termination of this Agreement, Owner hereby agrees to lease the Aircraft to each Lessee pursuant to the provisions of Section 91.501(c)(1) of the FAR and to provide the services of the Flight Crew for all operations.

2. Scheduling. Each Lessee shall provide Owner with requests for flights and proposed flight schedules as far in advance of any given flight as possible, and in any case, at least (a) 24 hours in advance of the Lessee’s planned departure, with respect to flights within the continental United States, and (b) three (3) days in advance of the Lessee’s planned departure, with respect to all other flights, provided that Owner may waiver the required notice provisions in its sole discretion. One or more Lessees may request a “joint flight” whereby the costs of such flight will be shared among two or more Lessees, which combined costs will not exceed the Flight Fee described in Paragraph 3. Requests for flight time shall be in a written form that shall be provided to the Lessees by Owner, and shall include:

(a)	proposed departure point;

(b)	destination;

(c)	date and time of flight;

(d)	the number of anticipated passengers;

(e)	the names of the anticipated passengers;

(f)	the nature and extent of luggage and/or cargo to be carried; and

(g)	the date and time of a return flight, if any.

In addition, the Lessee(s) shall provide any other information concerning the proposed flight that may be pertinent or required by Owner or the Flight Crew. Owner shall have final authority over the scheduling of the Aircraft; provided, however, that Owner shall use its best efforts to accommodate Lessee’s needs and to avoid conflicts in scheduling. The pilot in command shall have final and complete authority to cancel any flight for any reason or condition that, in his or her judgment, would compromise the safety of the flight.

3. Flight Fee. For each flight provided for Lessee under this Agreement, Lessee shall pay Owner an amount (the “Flight Fee”) equal to the “Direct Cost Rate” published annually by Conklin & de Decker (or any comparable publication if Conklin & de Decker is no longer available or no longer appropriate to use for this purpose) for operating a Daussault-Breguet Falcon 900EX aircraft for the applicable Flight Time, but in no event shall the amount paid exceed the actual expenses incurred for the flight, determined as authorized by FAR Part 91.501(d)(1)-(10) as the sum of the following costs and expenses:

(a)	fuel, oil, lubricants and other additives;

(b)	travel expenses of the Flight Crew, including food, lodging and ground transportation;

(c)	hangar and tie down costs away from the Aircraft’s base of operation;

(d)	insurance obtained for the specific flight;

(e)	landing fees, airport taxes and similar assessments;

(f)	customs, foreign permits, and similar fees directly related to the flight;

(g)	in-flight food and beverages;

(h)	passenger ground transportation;

(i)	flight planning and weather contract services; and

(j)	an additional charge equal to 100 percent of the fuel, oil, lubricants and other additives expense listed in item (a) above.

The Direct Cost Rate shall be determined as provided herein at the beginning of each calendar year based on the information available at that time, and shall apply to all flights provided for Lessee under this Agreement for that calendar year.

For purposes of this Agreement, the term “Flight Time” shall mean actual flight time (in hours and minutes) entered into the aircraft flight log for each flight segment, but shall not include taxi time or waiting time.

If a joint flight is requested, each of the Lessees requesting such joint flight (the “Requesting Lessees”) shall be responsible for its ratable share of the Flight Fee, based solely on the number of Requesting Lessees unless the Requesting Lessees provide Owner with a percentage allocation of the Flight Fee for a flight among the Requesting Lessees within a reasonable time after completion of the joint flight, in which case each Requesting Lessee shall be responsible solely for its proportionate share of the Flight Fee for such flight.

4. Expenses. Owner shall pay for and provide the Flight Crew for each flight undertaken under this Agreement. Owner shall pay all expenses related to the maintenance and operation of the Aircraft. All liability relating to maintenance and operation of the Aircraft, regardless of whether operated pursuant to this Agreement or otherwise, will be and shall remain with Owner.

5. Maintenance. Owner shall be solely responsible for securing operating maintenance, preventive maintenance and required or otherwise necessary inspections on the Aircraft and shall take such requirements into account in scheduling the Aircraft. No period of operations maintenance, preventive maintenance or inspection shall be delayed or postponed for the purpose of scheduling a flight under this Agreement unless such maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations and within the sound discretion of the pilot in command.

6. Flight Crew Authority. In accordance with the applicable FAR, the Flight Crew shall exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder. Each Lessee specifically agrees that the Flight Crew, in its sole discretion, may terminate any flight, refuse to commence any flight, or take other action which in the considered judgment of the pilot in command is necessitated by considerations of safety. No such action of the pilot in command shall create or support any liability for any loss, injury, damage or delay to the Lessee(s) who requested such flight or any other person. The Lessees further agree that Owner shall not be liable for any delay or failure to furnish the Aircraft and the Flight Crew pursuant to this Agreement when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, acts of God or other causes outside the reasonable control of Owner.

7. Insurance. Owner shall provide such additional insurance coverage with respect to a given flight as the Lessee(s) requesting such flight insurance shall request or require.

8. Lessees’ Representations. Each Lessee hereby represents and warrants to Owner that:

(a) it shall use the Aircraft for and on account of its and its subsidiaries own business only and shall not use the Aircraft for the purposes of providing transportation of passengers or cargo in air commerce for compensation or hire;

(b) it shall refrain from incurring any mechanics or other lien in connection with inspection, preventative maintenance, maintenance or storage of the Aircraft whether permissible or impermissible under this Agreement, nor shall there be any attempt by any party hereto to convey, mortgage, assign, lease or any way alienate the aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; and

(c) during the term of this Agreement, it shall abide by and conform to all such laws, governmental and airport orders, and rules and regulations as shall be in effect from time to time that relate in any way to the operation and use of the Aircraft by a time sharing lessee.

9. Base of Operations. For purposes of this Agreement, the permanent base of operation of the Aircraft shall be in Chicago, Illinois.

10. Assignment. Neither this Agreement nor any party’s interest herein shall be assignable to any other party whatsoever. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, representatives and successors.

11. Notices. All notices required or permitted hereunder shall be in writing and shall be delivered by personal service, by the United States mail (registered or certified mail), by prepaid overnight courier or by confirmed facsimile transmission, in any case addressed to the intended recipient as set forth below such recipient’s name on the signature pages hereto. Any such communication shall be deemed received by the addressee thereof (i) when delivered by personal service, (ii) three business days after it is sent by registered or certified mail, return receipt requested, (iii) two business days after it is sent via a reputable overnight courier service, or (iv) upon receipt by the sender of confirmation of transmittal via facsimile. Any party may change its address for receipt of notice of such change by sending a notice to the other party in the manner prescribed above.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

13. Truth In Leasing. THE FOLLOWING CONSTITUTE THE TRUTH IN LEASING STATEMENTS REQUIRED UNDER SECTION 91.23 OF THE FAR:

(a) OWNER HEREBY CERTIFIES THAT THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT IN ACCORDANCE WITH ALL APPLICABLE PROVISIONS OF FAR PART 91 AND ALL APPLICABLE REQUIREMENTS FOR THE MAINTENANCE AND INSPECTION THEREUNDER HAVE BEEN MET.

(b) OWNER AGREES, CERTIFIES AND KNOWINGLY ACKNOWLEDGES THAT WHEN THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, OWNER SHALL BE KNOWN AS, CONSIDERED, AND SHALL IN FACT BE THE OPERATOR OF SUCH AIRCRAFT.

(c) THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS AND PERTINENT FEDERAL AVIATION REGULATIONS BEARING ON OPERATIONAL CONTROL CAN BE OBTAINED FROM THE FEDERAL AVIATION ADMINISTRATION, FSDO #3, CHICAGO, IL 60185. EACH LESSEE FURTHER CERTIFIES THAT IT SHALL SEND A TRUE COPY OF THIS EXECUTED AGREEMENT TO:

AIRCRAFT REGISTRATION BRANCH

ATTN: TECHNICAL SECTION

P.O. BOX 25724

OKLAHOMA CITY, OKLAHOMA 73125

WITHIN 24 HOURS OF ITS EXECUTION, AS PROVIDED BY SECTION 91.23(c)(1) OF THE FAR.

A COPY OF THIS AGREEMENT MUST BE CARRIED IN THE

AIRCRAFT WHILE IT IS BEING OPERATED HEREUNDER.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. The persons signing below warrant their authority to sign.

Owner: ROSEMONT PROJECT MANAGEMENT, L.L.C, a Delaware limited liability company

By:	/s/ Kirk Rose
Name: Its:	Kirk Rose Vice President

71 South Wacker Drive, Suite 1200 Chicago, Illinois 60606 Telephone: 312/780-5472 Facsimile: 312/780-5281 Attention: Kirk Rose

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

Lessees: Marmon Holdings, Inc., a Delaware corporation

By:	/s/ Robert K. Lorch
Name: Its:	Robert K. Lorch Vice President and Chief Financial Officer

225 West Washington Street, 19th Floor Chicago, IL 60606 Telephone: 312/845-5326 Facsimile: 312/845-8769 Attention: Robert W. Webb, Esq.

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

Global Hyatt Corporation, a Delaware corporation

By:	/s/ Kirk Rose
Name: Its:	Kirk Rose Senior Vice President

71 South Wacker Drive, Suite 1200 Chicago, IL 60606 Telephone: 312/780-5472 Facsimile: 312/780-5281 Attention: Kirk Rose

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

Pritzker Realty Group, L.P., a Delaware limited partnership

By:	PRGP CORP., a Delaware corporation, its general partner

	By:	/s/ J. Kevin Poorman
	Name: Its:	J. Kevin Poorman Executive Vice President

71 South Wacker Drive, Suite 4700 Chicago, IL 60606 Telephone: 312/873-4802 Facsimile: 312/873-4891 Attention: J. Kevin Poorman

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

Trans Union Corp., a Delaware corporation

By:	/s/ John W. Blenke
Name: Its:	John W. Blenke Corporate Secretary

555 West Adams Street Chicago, IL 60661 Telephone: 312/466-7730 Facsimile: 312/466-7706 Attention: John Blenke

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

CC-Development Group, Inc.

By:	/s/ Gary Smith
Name: Its:	Gary Smith Vice President/Treasurer

71 South Wacker Drive, Suite 900 Chicago, IL 60606 Telephone: 312/803-8575 Facsimile: 312/873-4496 Attention: Gary Smith

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

H Group Holding, Inc., a Delaware corporation

By:	/s/ John Stellato
Name: Its:	John Stellato Vice President

71 South Wacker Drive, Suite 4700 Chicago, IL 60606 Telephone: 312/873-4942 Facsimile: 312/873-4949 Attention: John Stellato

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

The Pritzker Organization, L.L.C., a Delaware limited liability company

By:	/s/ Mark S. Hoplamazian
Name: Its:	Mark S. Hoplamazian President

71 South Wacker Drive, Suite 4700 Chicago, IL 60606 Telephone: 312/873-4925 Facsimile: 312/873-4984 Attention: Mark S. Hoplamazian

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

International Financial Advisors, Inc., an Illinois corporation

By:	/s/ Glen Miller
Name: Its:	Glen Miller President

71 South Wacker Drive, Suite 4600 Chicago, IL 60606 Telephone: 312/577-2666 Facsimile: 312/577-2619 Attention: Glen Miller

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

U.S. Financial Advisors, Inc., an Illinois corporation

By:	/s/ Glen Miller
Name: Its:	Glen Miller President

71 South Wacker Drive, Suite 4600 Chicago, IL 60606 Telephone: 312/577-2666 Facsimile: 312/577-2619 Attention: Glen Miller

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

Diversified Financial Management Corp., a Delaware corporation

By:	/s/ Glen Miller
Name: Its:	Glen Miller President

71 South Wacker Drive, Suite 4600 Chicago, IL 60606 Telephone: 312/577-2666 Facsimile: 312/577-2619 Attention: Glen Miller

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

Those trusts described on attached Schedule A

By:	/s/ Marshall E. Eisenberg
Marshall E. Eisenberg, not individually, but solely as co-trustee of each of the aforementioned separate and distinct trusts

By:	/s/ Thomas J. Pritzker
Thomas J. Pritzker, not individually, but solely as co-trustee of each of the aforementioned separate and distinct trusts

By:	/s/ Karl J. Breyer
Karl J. Breyer, not individually, but solely as co-trustee of each of the aforementioned separate and distinct trusts

Co-trustees of Pritzker Family Ancestor Trusts 71 South Wacker Drive, Suite 4600 Chicago, IL 60606 Telephone: 312/577-2666 Facsimile: 312/577-2619 Attention: Glen Miller

[SIGNATURE PAGE TO TIME SHARING AGREEMENT]

Schedule A

Amarillo Residuary Trust #1

Amarillo Residuary Trust #2

Amarillo Residuary Trust #3

Amarillo Residuary Trust #4

Amarillo Residuary Trust #5

Amarillo Residuary Trust #6

Amarillo Residuary Trust #7

Amarillo Residuary Trust #8

Amarillo Residuary Trust #9

Amarillo Residuary Trust #10

A.N.P. Trust #1

A.N.P. Trust #2

A.N.P. Trust #3

A.N.P. Trust #6

A.N.P. Trust #7A-Tom

A.N.P. Trust #7B-John

A.N.P. Trust #7C-Gigi

A.N.P. Trust #7D-Dan

A.N.P. Trust #8

A.N.P. Trust #9

A.N.P. Trust #10

A.N.P. Trust #11

A.N.P. Trust #12

A.N.P. Trust #13A-Tom

A.N.P. Trust #13B-John

A.N.P. Trust #13C-Gigi

A.N.P. Trust #13D-Dan

A.N.P. Trust #14

A.N.P. Trust #15

A.N.P. Trust #16

A.N.P. Trust #17

A.N.P. Trust #19

A.N.P. Trust #20

A.N.P. Trust #21

A.N.P. Trust #25

A.N.P. Trust #26

A.N.P. Trust #27

A.N.P. Trust #31

A.N.P. Trust #32

A.N.P. Trust #33

A.N.P. Trust #37

A.N.P. Trust #38

A.N.P. Trust #39

A.N.P. Trust #4-Daniel

A.N.P. Trust #4-John

A.N.P. Trust #5-Daniel

A.N.P. Trust #5-Jean

A.N.P. Trust #18-John

A.N.P. Trust #18-Thomas

A.N.P. Trust #22-James

A.N.P. Trust #22-Linda

A.N.P. Trust #23-Karen

A.N.P. Trust #23-Linda

A.N.P. Trust #24-James

A.N.P. Trust #24-Karen

A.N.P. Trust #28-James

A.N.P. Trust #28-Linda

A.N.P. Trust #29-Karen

A.N.P. Trust #29-Linda

A.N.P. Trust #30-James

A.N.P. Trust #30-Karen

A.N.P. Trust #34-Anthony

A.N.P. Trust #34-Penny

A.N.P. Trust #35-Anthony

A.N.P. Trust #35-Jay Robert

A.N.P. Trust #36-Jay Robert

A.N.P. Trust #36-Penny

A.N.P. Trust #40-Anthony

A.N.P. Trust #40-Penny

A.N.P. Trust #41-Anthony

A.N.P. Trust #41-Jay Robert

A.N.P. Trust #42-Jay Robert

A.N.P. Trust #42-Penny

A.N.P. #4A Trust

A.N.P. #4B Trust

A.N.P. #4C Trust

A.N.P. #4D Trust

A.N.P. #4E Trust

A.N.P. #4F Trust

A.N.P. #5A Trust

A.N.P. #5B Trust

A.N.P. #5C Trust

A.N.P. #5D Trust

A.N.P. #6A Trust

A.N.P. #6B Trust

A.N.P. #6C Trust

A.N.P. #6D Trust

A.N.P. #6E Trust

A.N.P. #6F Trust

A.N.P. #8A Trust

A.N.P. #8B Trust

A.N.P. #8C Trust

A.N.P. #8D Trust

A.N.P. #9A Trust

A.N.P. #9B Trust

A.N.P. #9C Trust

A.N.P. #9D Trust

A.N.P. #10A Trust

A.N.P. #10B Trust

A.N.P. #10C Trust

A.N.P. #10D Trust

A.N.P. #10E Trust

A.N.P. #10F Trust

A.N.P. #11A Trust

A.N.P. #11B Trust

A.N.P. #11C Trust

A.N.P. #11D Trust

A.N.P. #11E Trust

A.N.P. #11F Trust

A.N.P. #12A Trust

A.N.P. #12B Trust

A.N.P. #12C Trust

A.N.P. #12D Trust

A.N.P. #12E Trust

A.N.P. #12F Trust

A.N.P. #14A Trust

A.N.P. #14B Trust

A.N.P. #14C Trust

A.N.P. #14D Trust

A.N.P. #15A Trust

A.N.P. #15B Trust

A.N.P. #15C Trust

A.N.P. #15D Trust

A.N.P. #16A Trust

A.N.P. #16B Trust

A.N.P. #16C Trust

A.N.P. #16D Trust

A.N.P. #16E Trust

A.N.P. #16F Trust

A.N.P. #17A Trust

A.N.P. #17B Trust

A.N.P. #17C Trust

A.N.P. #17D Trust

A.N.P. #17E Trust

A.N.P. #17F Trust

A.N.P. #18A Trust

A.N.P. #18B Trust

A.N.P. #18C Trust

A.N.P. #18D Trust

A.N.P. #18E Trust

A.N.P. #18F Trust

A.N.P. #19A Trust

A.N.P. #19B Trust

A.N.P. #19C Trust

A.N.P. #19D Trust

A.N.P. #19E Trust

A.N.P. #19F Trust

A.N.P. #20A Trust

A.N.P. #20B Trust

A.N.P. #20C Trust

A.N.P. #20D Trust

A.N.P. #20E Trust

A.N.P. #20F Trust

A.N.P. #21A Trust

A.N.P. #21B Trust

A.N.P. #21C Trust

A.N.P. #21D Trust

A.N.P. #21E Trust

A.N.P. #21F Trust

A.N.P. #22A Trust

A.N.P. #22B Trust

A.N.P. #22C Trust

A.N.P. #22D Trust

A.N.P. #22E Trust

A.N.P. #22F Trust

A.N.P. #23A Trust

A.N.P. #23B Trust

A.N.P. #23C Trust

A.N.P. #23D Trust

A.N.P. #23E Trust

A.N.P. #23F Trust

Schedule A (con’t)

A.N.P. #24A Trust

A.N.P. #24B Trust

A.N.P. #24C Trust

A.N.P. #24D Trust

A.N.P. #24E Trust

A.N.P. #24F Trust

A.N.P. #25A Trust

A.N.P. #25B Trust

A.N.P. #25C Trust

A.N.P. #25D Trust

A.N.P. #26A Trust

A.N.P. #26B Trust

A.N.P. #26C Trust

A.N.P. #26D Trust

A.N.P. #26E Trust

A.N.P. #26F Trust

A.N.P. #27A Trust

A.N.P. #27B Trust

A.N.P. #27C Trust

A.N.P. #27D Trust

A.N.P. #27E Trust

A.N.P. #27F Trust

A.N.P. #28A Trust

A.N.P. #28B Trust

A.N.P. #28C Trust

A.N.P. #28D Trust

A.N.P. #28E Trust

A.N.P. #28F Trust

A.N.P. #29A Trust

A.N.P. #29B Trust

A.N.P. #29C Trust

A.N.P. #29D Trust

A.N.P. #29E Trust

A.N.P. #29F Trust

A.N.P. #30A Trust

A.N.P. #30B Trust

A.N.P. #30C Trust

A.N.P. #30D Trust

A.N.P. #30E Trust

A.N.P. #30F Trust

A.N.P. #31A Trust

A.N.P. #31B Trust

A.N.P. #31C Trust

A.N.P. #31D Trust

A.N.P. #31E Trust

A.N.P. #31F Trust

A.N.P. #32A Trust

A.N.P. #32B Trust

A.N.P. #32C Trust

A.N.P. #32D Trust

A.N.P. #32E Trust

A.N.P. #32F Trust

A.N.P. #33A Trust

A.N.P. #33B Trust

A.N.P. #33C Trust

A.N.P. #33D Trust

A.N.P. #33E Trust

A.N.P. #33F Trust

A.N.P. #34A Trust

A.N.P. #34B Trust

A.N.P. #34C Trust

A.N.P. #34D Trust

A.N.P. #34E Trust

A.N.P. #34F Trust

A.N.P. #35A Trust

A.N.P. #35B Trust

A.N.P. #35C Trust

A.N.P. #35D Trust

A.N.P. #35E Trust

A.N.P. #35F Trust

A.N.P. #36A Trust

A.N.P. #36B Trust

A.N.P. #36C Trust

A.N.P. #36D Trust

A.N.P. #36E Trust

A.N.P. #36F Trust

A.N.P. #37A Trust

A.N.P. #37B Trust

A.N.P. #37C Trust

A.N.P. #37D Trust

A.N.P. #37E Trust

A.N.P. #37F Trust

A.N.P. #38A Trust

A.N.P. #38B Trust

A.N.P. #38C Trust

A.N.P. #38D Trust

A.N.P. #38E Trust

A.N.P. #38F Trust

A.N.P. #39A Trust

A.N.P. #39B Trust

A.N.P. #39C Trust

A.N.P. #39D Trust

A.N.P. #39E Trust

A.N.P. #39F Trust

A.N.P. #40A Trust

A.N.P. #40B Trust

A.N.P. #40C Trust

A.N.P. #40D Trust

A.N.P. #40E Trust

A.N.P. #40F Trust

A.N.P. #41A Trust

A.N.P. #41B Trust

A.N.P. #41C Trust

A.N.P. #41D Trust

A.N.P. #41E Trust

A.N.P. #41F Trust

A.N.P. #42A Trust

A.N.P. #42B Trust

A.N.P. #42C Trust

A.N.P. #42D Trust

A.N.P. #42E Trust

A.N.P. #42F Trust

CTC Trust

D.N.P. Family Trust No. 2

D.N.P. Family Trust No. 3

D.N.P. Family Trust No. 4

D.N.P. Family Trust No. 5

D.N.P. Family Trust No. 6

D.N.P. Family Trust No. 7

D.N.P. Family Trust No. 8

D.N.P. Family Trust No. 14

D.N.P. Family Trust No. 15

D.N.P. Family Trust No. 16

D.N.P. Family Trust No. 17

D.N.P. Family Trust No. 19

D.N.P. Family Trust No. 20

D.N.P. Family Trust No. 21

D.N.P. Family Trust No. 22

D.N.P. Family Trust No. 23

D.N.P. Family Trust No. 24

D.N.P. Family Trust No. 25

D.N.P. Family Trust No. 26

D.N.P. Family Trust No. 27

D.N.P. Family Trust No. 28

D.N.P. Family Trust No. 32A

D.N.P. Family Trust No. 34

D.N.P. Residuary Trust No. 1

D.N.P. Residuary Trust No. 2

D.N.P. Residuary Trust No. 3

D.N.P. Residuary Trust No. 4

D.N.P. Residuary Trust No. 5

D.N.P. Residuary Trust No. 6

D.N.P. Residuary Trust No. 7

D.N.P. Residuary Trust No. 8

D.N.P. Residuary Trust No. 9

Don Trust #25

Don G.C. Trust #1

Don G.C. Trust #2

Don G.C. Trust #3

Don G.C. Trust #4

Don G.C. Trust #5

Don G.C. Trust #6

Don G.C. Trust #7

Don G.C. Trust #8

Don G.C. Trust #9

Don G.C. Trust #10

ECI Family Trust #1

ECI Family Trust #2

ECI Family Trust #3

ECI Family Trust #4

ECI Family Trust #5

ECI Family Trust #6

ECI QSST Trust #1

ECI QSST Trust #2

ECI QSST Trust #3

ECI QSST Trust No. 4

ECI QSST Trust No. 5

ECI QSST Trust No. 6

Schedule A (con’t)

F.L.P. Trust #10

F.L.P. Trust #11

F.L.P. Trust #12

F.L.P. Trust #13

F.L.P. Trust #14

F.L.P. Trust #15

F.L.P. Trust #16

F.L.P. Trust #17

F.L.P. Trust #19

F.L.P. Trust #20

F.L.P. Trust #21

F.L.P. Residuary Trust #1

F.L.P. Residuary Trust #5

F.L.P. Residuary Trust #6

F.L.P. Residuary Trust #9

F.L.P. Residuary Trust #11

F.L.P. Residuary Trust #12

F.L.P. Residuary Trust #13

F.L.P. Residuary Trust #14

F.L.P. Residuary Trust #15

F.L.P. Residuary Trust #16

F.L.P. Residuary Trust #17

F.L.P. Residuary Trust #18

F.L.P. Residuary Trust #19

F.L.P. Residuary Trust #20

F.L.P. Residuary Trust #21

F.L.P. Residuary Trust #22

F.L.P. Residuary Trust #23

F.L.P. Residuary Trust #24

F.L.P. Residuary Trust #25

F.L.P. Residuary Trust #26

F.L.P. Residuary Trust #27

F.L.P. Residuary Trust #28

F.L.P. Residuary Trust #29

F.L.P. Residuary Trust #30

F.L.P. Residuary Trust #31

F.L.P. Residuary Trust #32

F.L.P. Residuary Trust #33

F.L.P. Residuary Trust #34

F.L.P. Residuary Trust #35

F.L.P. Residuary Trust #36

F.L.P. Residuary Trust #37

F.L.P. Residuary Trust #38

F.L.P. Residuary Trust #39

F.L.P. Residuary Trust #40

F.L.P. Residuary Trust #41

F.L.P. Residuary Trust #42

F.L.P. Residuary Trust #43

F.L.P. Residuary Trust #44

F.L.P. Residuary Trust #45

F.L.P. Residuary Trust #46

F.L.P. Residuary Trust #47

F.L.P. Residuary Trust #48

F.L.P. Residuary Trust #49

F.L.P. Residuary Trust #50

F.L.P. Residuary Trust #51

F.L.P. Residuary Trust #52

F.L.P. Residuary Trust #53

F.L.P. Residuary Trust #54

J.N.P. Residuary Trust No. 1

J.N.P. Residuary Trust No. 2

J.N.P. Residuary Trust No. 3

J.N.P. Residuary Trust No. 4

J.N.P. Residuary Trust No. 5

J.N.P. Residuary Trust No. 6

J.N.P. Residuary Trust No. 7

J.N.P. Residuary Trust No. 8

J.N.P. Residuary Trust No. 9

J.N.P. Residuary Trust No. 10

J.N.P. Residuary Trust No. 11

J.N.P. Residuary Trust No. 12

J.N.P. Residuary Trust No. 13

J.N.P. Residuary Trust No. 14

LaSalle Trust #13

LaSalle Trust #14

LaSalle Trust #15

LaSalle Trust #17

LaSalle Trust #18

LaSalle Trust #19

LaSalle Trust #27

LaSalle Trust #41

LaSalle Trust #42

LaSalle Trust #43

LaSalle Trust #44

LaSalle Trust #45

LaSalle Trust #46

LaSalle Trust #47

LaSalle Trust #48

LaSalle Trust #49

LaSalle Trust #50

LaSalle Trust #51

LaSalle Trust #52

LaSalle Trust #53

LaSalle Trust #54

LaSalle Trust #55

LaSalle Trust #56

LaSalle Trust #57

LaSalle Trust #58

LaSalle Trust #59

LaSalle Trust #60

LaSalle Trust #61

LaSalle Trust #62

LaSalle Trust #63

LaSalle Trust #64

LaSalle G.C. Trust #2

LaSalle G.C. Trust #3

LaSalle G.C. Trust #4

LaSalle G.C. Trust #5

LaSalle G.C. Trust #6

LaSalle G.C. Trust #7

LaSalle G.C. Trust #8

LaSalle G.C. Trust #9

LaSalle G.C. Trust #10

LaSalle G.C. Trust #11

N.F.P. Trust No. 2

N.F.P. Trust No. 4

N.F.P. Trust No. 6

N.F.P. Trust No. 8

N.F.P. Trust No. 10

N.F.P. Trust No. 12

N.F.P. Trust No. 14

N.F.P. Trust No. 16

N.F.P. Trust No. 18

N.F.P. Trust No. 20

N.F.P. Trust No. 22

N.F.P. QSST Trust No. 1

N.F.P. QSST Trust No. 3

N.F.P. QSST Trust No. 5

N.F.P. QSST Trust No. 7

N.F.P. QSST Trust No. 9

N.F.P. QSST Trust No. 11

N.F.P. QSST Trust No. 13

N.F.P. QSST Trust No. 15

N.F.P. QSST Trust No. 17

N.F.P. QSST Trust No. 19

N.F.P. QSST Trust No. 21

Bandon Trust

Barview Trust

Brownsville Trust

Carlton Trust

Clakamas Trust

Clatskanie Trust

Creswell Trust

Drain Trust

Eastside Trust

Elgin Trust

Enterprise Trust

Estacada Trust

Fairview Trust

Garibaldi Trust

Green Trust

Harrisburg Trust

Fossil Trust

Gardiner Trust

Gearhart Trust

Gervais Trust

Gilchrist Trust

Glendale Trust

Glenmorrie Trust

Glide Trust

Harbor Trust

Hubbard Trust

Schedule A (con’t)

Huntington Trust

Joseph Trust

Kinzua Trust

Lafayette Trust

Lewisburg Trust

Lowell Trust

Amity Trust

Applegate Trust

Athena Trust

Aumsville Trust

Belleview Trust

Bly Trust

Canyonville Trust

Charleston Trust

Chiloquin Trust

Coburg Trust

Condon Trust

Dayton Trust

Dillard Trust

Dundee Trust

Dunes Trust

Elmira Trust

Canyon Trust

Beech Trust

Battle Trust

Blue Trust

Sebastian Trust

Camas Trust

Low Trust

Alsea Trust

Brogan Trust

Burnt Trust

Hayes Trust

Parker Trust

Grass Trust

Necanium Trust

Siskiyou Trust

Willamette Trust

Beaverton Trust

Corvallis Trust

Eugene Trust

Medford Trust

Parkrose Trust

Portland Trust

Salem Trust

Springfield Trust

Albany Trust

Altamont Trust

Bend Trust

Gresham Trust

Hillsboro Trust

Keizer Trust

Milwaukie Trust

Pendleton Trust

Dallas Trust

Gladstone Trust

Hayesville Trust

Lebanon Trust

Newberg Trust

Powellhurst Trust

Rockwood Trust

Woodburn Trust

Antelope Trust

Drewsey Trust

Granite Trust

Greenhorn Trust

Hardman Trust

Juntura Trust

Lonerock Trust

Shaniko Trust

Arago Trust

Bayshore Trust

Beatty Trust

Birkenfeld Trust

Blodgett Trust

Broadbent Trust

Burlington Trust

Cheshire Trust

Cooston Trust

Dodson Trust

Drew Trust

Durkee Trust

Englewood Trust

Firwood Trust

Harper Trust

Jamieson Trust

Aloha Trust

Battin Trust

Brookings Trust

Burns Trust

Canby Trust

Coquille Trust

Gilbert Trust

Glendoveer Trust

Hazelwood Trust

Hermiston Trust

Kendall Trust

Metzger Trust

Monmouth Trust

Newport Trust

Oakridge Trust

Ontario Trust

Baker Trust

Benton Trust

Curry Trust

Douglas Trust

Grant Trust

Lake Trust

Marion Trust

Polk Trust

Columbia Trust

Gilliam Trust

Clerk Trust

Jackson Trust

Jefferson Trust

Klamath Trust

Linn Trust

Morrow Trust

Clatsop Trust

Coos Trust

Josephine Trust

Lane Trust

Malheur Trust

Sherman Trust

Union Trust

Wasco Trust

Crescent Trust

Summit Trust

Miller Trust

Davis Trust

Owyhee Trust

Cow Trust

Magone Trust

Oswego Trust

Rider Trust

Wallowa Trust

Harney Trust

Young Trust

Crater Trust

Summer Trust

Abert Trust

Alkali Trust

Adams Trust

Adrian Trust

Alvadore Trust

Azalea Trust

Ballston Trust

Barlow Trust

Beaver Trust

Beck Trust

Bonneville Trust

Boring Trust

Brickerville Trust

Bridge Trust

Brightwood Trust

Ophelia Trust

Buxton Trust

Carver Trust

Astoria Trust

Prineville Trust

Roseburg Trust

Lakeview Trust

Vale Trust

Heppner Trust

Moro Trust

Tillamook Trust

Idanha Trust

Idaville Trust

Schedule A (con’t)

Imbler Trust

Independence Trust

Interlachen Trust

Ione Trust

Irrigon Trust

Irving Trust

Oakland Trust

Oceanside Trust

Odell Trust

Olney Trust

Ophir Trust

Orenco Trust

Orient Trust

Oxbow Trust

Jay Robert Trust

Gigi Trust

Jim Trust

Johnny Trust

Karen Trust

Linda Trust

Nicholas Trust

Penny Trust

Tom Trust

Tony Trust

Daniel Trust

P.P.C. Trust #2-Tom

P.P.C. Trust #2-Gigi

P.P.C. Trust #3-Linda

P.P.C. Trust #3-Jay Robert

P.P.C. Trust #4-Jim

P.P.C. Trust #4-Anthony

P.P.C. Trust #4-Jay Robert

P.P.C. Trust #5-Karen

P.P.C. Trust #5-Anthony

P.P.C. Trust #6-Daniel

P.P.C. Trust #6-Gigi

P.P.C. Trust #6-Penny

P.P.C. Trust #6-Anthony

P.P.C. Trust #7-John

P.P.C. Trust #7-Penny

Pritzker Educational Trust #1

Pritzker Educational Trust #2

Pritzker Educational Trust #3

Pritzker Educational Trust #4

Pritzker Educational Trust #5

Pritzker Educational Trust #6

Pritzker Educational Trust #7

Pritzker Educational Trust #8

Pritzker Educational Trust #11

Pritzker Educational Trust #12

Pritzker Family Trust #1

Pritzker Family Trust #2

Pritzker Family Trust #3

Pritzker Family Trust #4

Pritzker Family Trust #5

Pritzker Family Trust #6

Pritzker Family Trust #7

Pritzker Family Trust #8

Pritzker Family Trust #9

Pritzker Family Trust #10

Pritzker Family Trust #11

Pritzker Family Trust #12

Pritzker Family Trust #19

Pritzker Family Trust #20

Pritzker Family Trust #21

Pritzker Family Trust #22

Pritzker Family Trust #23

Pritzker Family Trust #24

Pritzker Medical Trust #1

Pritzker Medical Trust #2

Pritzker Medical Trust #3

Pritzker Medical Trust #4

Pritzker Medical Trust #7

Pritzker Medical Trust #8

Pritzker Medical Trust #10

Pritzker Medical Trust #11

Pritzker Medical Trust #12

R.A. Trust #25

R.A. G.C. Trust #1

R.A. G.C. Trust #2

R.A. G.C. Trust #3

R.A. G.C. Trust #4

R.A. G.C. Trust #5

R.A. G.C. Trust #6

R.A. G.C. Trust #7

R.A. G.C. Trust #8

R.A. G.C. Trust #9

R.A. G.C. Trust #10

RP Trust #1

RP Trust #2

RP Trust #3

RP Trust #4

RP Trust #5

RP Trust #6

RP Trust #7

RP Trust #8

RP Trust #9

RP Trust #10

RP Trust #11

Rainer Trust

Slide Trust

Crystal Trust

Ellis Trust

Olympus Trust

Carrie Trust

Elk Trust

Constance Trust

Henderson Trust

Anderson Trust

Twin Trust

Haystack Trust

Pilchuck Trust

Index Trust

Bearhead Trust

Strawberry Trust

Simcoe Trust

Clifty Trust

Cashmere Trust

Clark Trust

Bonanza Trust

Goode Trust

Logan Trust

Jack Trust

Okanogan Trust

Colville Trust

Kaniksu Trust

Umatilla Trust

Pinchot Trust

Gifford Trust

Lathrop Trust

Ross Trust

Olympic Trust

Bremerton Trust

Vancouver Trust

Darrington Trust

Keechelus Trust

Federation Trust

Hanford Trust

Pauls Trust

Butte Trust

Steptoe Trust

Fairchild Trust

Coulee Trust

Vernon Trust

McNary Trust

Maryhill Trust

Pastime Trust

Chelan Trust

Moses Trust

Entiat Trust

Wallola Trust

Banks Trust

Riffe Trust

Sacajewea Trust

Bryan Trust

Newman Trust

Rock Trust

Roosevelt Trust

Shannon Trust

Stevens Trust

Spectacle Trust

Galispell Trust

West Trust

Marengo Trust

Spangle Trust

Packwood Trust

Moore Trust

Almira Trust

Schedule A (con’t)

Grandview Trust

Malden Trust

Tekoa Trust

Pack Trust

Fairfield Trust

Ritzville Trust

Warden Trust

Bridgeport Trust

Quincy Trust

Penawowa Trust

Almota Trust

Quiet Trust

Lemei Trust

Soda Trust

Boistfort Trust

Snag Trust

Windy Trust

Mica Trust

Gypsy Trust

Glacier Trust

Monte Cristo Trust

Wenatchee Trust

Vesper Trust

Gunn Trust

Pyramid Trust

Mission Trust

Signal Trust

Under Trust

Saddle Trust

Abercrombie Trust

Hall Trust

Molybenite Trust

Chewelah Trust

Boyer Trust

Cougar Trust

Redtop Trust

Chimney Trust

July Trust

Star Trust

Pinnacle Trust

Remmel Trust

Mile Trust

Zebra Trust

Iron Trust

Foot Trust

Bells Trust

Badger Trust

Yearling Trust

King Trust

Ant Trust

Aix Trust

Snoqualmie Trust

Twisp Trust

Rainy Trust

Washington Trust

Harts Trust

Cascade Trust

Austin Trust

Stampede Trust

Swauk Trust

Blewitt Trust

Cayuse Trust

By Trust

Over Trust

Satus Trust

Copper Trust

Snowy Trust

Ozette Trust

Skokomich Trust

Cherokee Trust

Spokane Trust

Lummi Trust

Shoalwater Trust

Hoh Trust

Quillayute Trust

Nooksack Trust

Suiattle Trust

White Trust

Icicle Trust

Klickitat Trust

Willapa Trust

Snow Trust

Dickey Trust

Toutle Trust

Salmon Trust

Yellow Trust

Chehalis Trust

Wynoochee Trust

Quimalt Trust

Queets Trust

Wind Trust

Marysville Trust

Lynwood Trust

Edmonds Trust

Wine Trust

Seattle Trust

Burien Trust

Townsend Trust

Flagler Trust

Angeles Trust

Aberdeen Trust

Hoquiam Trust

Zesty Trust

Bellingham Trust

Blaine Trust

Chuckanut Trust

Anacortes Trust

TERMINATION OF PARTICIPATION IN

TIME SHARING AGREEMENT

This Termination of Participation in Time Sharing Agreement (this “Termination Agreement”) is made and entered into as of March 18, 2008 between ROSEMONT PROJECT MANAGEMENT, L.L.C., a Delaware limited liability company (the “Owner”), and MARMON HOLDINGS, INC., a Delaware corporation (“MHI”). Capitalized terms used herein without definition are used as defined in the Time Sharing Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the parties hereto (among others) entered into that certain Time Sharing Agreement, dated as of October 2, 2006 (as amended, the “Time Sharing Agreement”), with respect to that certain Daussault-Breguet Falcon 900EX aircraft bearing the United States Registration Number N312P; and

WHEREAS, the parties hereto desire to terminate the Time Sharing Agreement solely with respect to MHI.

NOW THEREFORE, the parties hereto, declaring their intention to enter into and be bound by this Termination Agreement, and for the good and valuable consideration set forth below, hereby covenant and agree as follows:

1. Termination of MHI’s Participation in the Time Sharing Agreement. Effective as of the date hereof, the participation of MHI as a Lessee under the Time Share Agreement is hereby terminated and of no further force or effect. Further, the parties hereby waive any and all notice provisions applicable to the termination of said Time Sharing Agreement with respect to MHI’s participation.

2. Payment of Outstanding Fees. Owner shall invoice MHI for any amounts due to Owner from MHI under the Time Sharing Agreement for flights taken at the request of MHI through the date hereof. MHI hereby acknowledges that it remains liable to Owner for such amounts notwithstanding the termination of the Time Sharing Agreement with respect to MHI. MHI shall pay all amounts due within fifteen (15) days of receiving Owner’s invoice.

3. Counterparts. This Termination Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all the parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart.

[REST OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first above written. The persons signing below warrant their authority to sign.

Owner: Rosemont Project Management, L.L.C., a Delaware limited liability company

By:	/s/ Kirk Rose
Kirk Rose Vice President & Treasurer

71 South Wacker Drive, Suite 1200 Chicago, Illinois 60606 Telephone: 312/780-5472 Facsimile: 312/780-5281 Attention: Kirk Rose

[SIGNATURE PAGE TO TERMINATION OF PARTICIPATION IN TIME SHARING AGREEMENT (N312P)]

MHI: Marmon Holdings, Inc., a Delaware corporation

By:	/s/ Frank S. Ptak
Frank S. Ptak President & Chief Executive Officer

181 West Madison Street, 26th Floor Chicago, IL 60602 Telephone: 312/845-5326 Facsimile: 312/845-8769 Attention: Robert W. Webb, Esq.

[SIGNATURE PAGE TO TERMINATION OF PARTICIPATION IN TIME SHARING AGREEMENT (N312P)]